SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                  FORM 8-K/A#1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 1996 (September 19, 1996)

HENG FAI CHINA INDUSTRIES, INC.
(Exact name of Registrant as specified in charter)

         Delaware                      0-7619                     93-063633
(State or other jurisdic-           (Commission                (IRS Employer
 tion of incorporation)             File Number)             Identification No.)

650 West Georgia Street, Vancouver, British Columbia, Canada  V6B4N8
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (604) 685-8318


--------------------------------------------------------------------------------
(Former Address)                            (Zip Code)

Item 2.   Acquisition or Disposition of Asset

     As of September 4, 1996, Heng Fai China Industries, Inc. (the "Registrant" or the "Company"), entered into an agreement, a copy of which is annexed as an exhibit to this Report (the "Agreement"), with Monkey King Group (the "Seller") pursuant to which Worldwide Container Company Ltd. ("Worldwide"), a wholly owned subsidiary of the Company, acquired from the Seller a 70% interest in Wuhan Container Co., Ltd. ("Wuhan") in exchange for 727,272 shares of the Company's restricted common stock (the "Shares"). Based upon negotiations between the Company's President and the Seller the Shares were valued at a per share price of $5.50. Pursuant to the terms of the Agreement the Shares will be held in escrow by an escrow agent in Singapore (the "Escrow Agent"). The Seller has agreed that the Shares cannot be sold until Worldwide receives cumulative profits, contributions and/or dividends aggregating a minimum of $4,000,000 from the operations of Wuhan. Wuhan is a People's Republic of China state company which was formed to engage in the design, manufacture, lease and repair of standard and non-standard containers and related steel structure products. Wuhan commenced trial production of its containers in the Spring of 1996.

     The closing of the Agreement was conditioned upon the approval of the Board of Directors of the Company as well as the Company's satisfactory completion of a due diligence review of Wuhan. On September 19, 1996 the Company's Board approved the Agreement, completed its due diligence review of Wuhan and directed the issuance of the Shares to Hubei Monkey King Investment & Development
Corporation ("HMK"). Pursuant to the Agreement the transaction will be deemed closed upon delivery of the Shares to the Escrow Agent.

     The  assets  acquired  by the  Company  through  the  acquisition  of a 70%
interest in Wuhan consisted of assembly lines, plant and manufacturing production equipment, power generators and related equipment. Wuhan presently owns its manufacturing plant which is located in the City of Wuhan on the banks of the Yangtze River and Hanshui River. The facility consists of approximately 480,000 square feet which will Wuhan estimates has a capacity to produce 10,000 containers on an annual basis. The Company believes that approximately $5,000,000 in capital improvements will be required to be made to the plant in order to reach maximum capacity. The Company intends to utilize Wuhan's assets in order to engage in the full scale design, manufacture and production of container and related steel structure products.

     Neither the Company nor any of the affiliates possessed any interest in Wuhan, the Seller and/or HMK prior to the execution and/or closing of the Agreement.

Item 7.   Financial Statements and Exhibits

a) Annexed as Exhibit A are Wuhan's audited financial statements for the year ended December 31, 1995.

b) Annexed as Exhibit B are the Company's Pro-Forma condensed balance sheet and statement of operations and explanatory notes, giving effect to the combined accounts of the Company and Wuhan as required by the instructions to Form 8-K.

c) Attached hereto as Exhibit C is a copy of the Stock Purchase Agreement between the Company and the Monkey King Group. (previously filed)

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 1996

                         HENG FAI CHINA INDUSTRIES, INC.
                         (Registrant)

                         By:s\ROBERT H. TRAPP
                         ----------------------------------------
                                Robert H. Trapp,
                                Secretary, Treasurer and Director

                                                                       EXHIBIT A

                         WUHAN KMK CONTAINERS CO., LTD.
                     (REGISTERED IN THE PEOPLE'S REPUBLIC OF
                          CHINA WITH LIMITED LIABILITY)


                         Report and Financial Statements
                        For the period from April 3, 1995
                   (date of registration) to December 31, 1995

WUHAN KMK CONTAINERS CO., LTD.
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

REPORT AND FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 3, 1995 (DATE OF REGISTRATION)
TO DECEMBER 31, 1995

CONTENTS                                                             PAGES
--------                                                             -----

AUDITORS' REPORT                                                       1

PROFIT AND LOSS ACCOUNT                                                2

BALANCE SHEET                                                          3

CASH FLOW STATEMENT                                                    4

NOTES TO THE FINANCIAL STATEMENTS                                    5 - 9

                    [Letterhead of Deloitte Touche Tohmatsu]

INDEPENDENT AUDITORS' REPORT

TO THE DIRECTORS OF WUHAN KMK CONTAINERS CO., LTD.
(Registered in the People's Republic of China with limited liability)

We have audited the accompanying balance sheet of Wuhan KMK Containers Co., Ltd. as of December 31, l995 and the related profit and loss account and cash flow statement for the period from April 3, 1995 (date of registration) to December 31, 1995, a11 expressed in Renminbi.

Respective responsibilities of directors and auditors

The directors are responsible for the preparation of financial statements which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. Our responsibility is to express an opinion on these financial statements based on our audits.

Basis of opinion

We conducted our audits in accordance with Statements of Auditing Standards issued by tbe Hong Kong Society of Accountants, which do not differ in any material respect from auditing standards generally accepted in tbe United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the significant estimates and judgements made by management, evaluating the overall financial statement presentation and assessing whether the accounting policies are appropriate to the circumstances of the Company, consistently applied and adequately disclosed. We believe that our audits provide a reasonable basis for our opinion.

Opinion

In our opinion, the financial statements give a true and fair view of the financial position of the Company at December 31, 1995 and its results of operations and cash flows for the period from April 3, 1995 (date of registration) to December 31, 1995 in conformity with accounting principles generally accepted in Hong Kong.


/s/ Deloitte Touche Tohmatsu
---------------------------
Deloitte Touche Tohmatsu
Hong Kong
November 19, 1996

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

PROFIT AND LOSS ACCOUNT
FOR THE PERIOD FROM APRIL 3, l995 (DATE OF REGISTRATION)
TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                   RMB


Sales ..................................................         3,944,479
Costs of sales .........................................         4,168,430
                                                                ----------
Gross loss .............................................          (173,951)
Operating expenses .....................................        (2,424,166)
                                                                ----------
Operating loss .........................................        (2,598,117)
Other income ...........................................            11,072
                                                                ----------
Loss before taxation ...................................        (2,587,045)
Taxation ...............................................              --
                                                                ----------
Loss for the Period and carried forward ................        (2,587,045)
                                                                ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

BALANCE SHEET
TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                     RMB

ASSETS
Current assets:
Cash and cash equivalents ..............................           745,423
Debtors, deposits and prepayments ......................         1,300,946
Stocks (note 6) ........................................        19,210,323
                                                                ----------
Total current assets ...................................        21,256,692
                                                                ----------
Fixed assets, net (note 5) .............................        31,731,588
                                                                ----------
Total ..................................................        52,988,280
                                                                ==========
LIAIBILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Creditors and accrued charges ..........................           818,811
Amounts due to fellow subsidiaries .....................           459,862
Value added tax payable ................................           413,187
Bank borrowings ........................................           900,000
                                                                ----------
Total current liabilities: .............................         2,591,860
                                                                ----------
Long-term liabilities:

Amount due to immediate holding company ................        12,640,906

Amounts due to fellow subsidiaries .....................        10,342,559
                                                                ----------
Total long-term liabilities ............................        22,983,465
                                                                ----------
Commitments
Equity
  Registered capital ...................................        30,000,000
  Deficit ..............................................        (2,587,045)
                                                                ----------
Total Equity ...........................................        27,412,955
                                                                ----------
Total ..................................................        52,988,280
                                                                ==========


See accompanying notes to financial statements.

     ---------------------------------------------------------------------------

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

CASH FLOW STATEMENT
FOR THE PERIOD FROM APRIL 3, 1995 (DATE OF REGISTRATION)
TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                   RMB
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss ...................................................    (2,587,045)
Adjustments to reconcile net loss to net
  cash used in operating activities:
  Depreciation .............................................       653,382
Changes in operating assets and liabilities:
  Stock ....................................................   (19,210,323)
  Debtors, deposits and prepayments ........................    (1,300,946)
  Creditors and accrued charges ............................       818,811
  Amounts due to fellow subsidiaries .......................       459,862
  Value added tax payable ..................................       413,187
                                                               -----------
NET CASH USED IN OPERATING ACTIVITIES ......................   (20,753,072)
                                                               -----------
NET CASH USED IN INVESTING ACTVITIES
Purchase of fixed assets ...................................   (32,384,970)
                                                               -----------
CASH FLOWS FROM FINANCING ACTIVITIES
New bank loans .............................................       900,000
Proceeds from capital contribution .........................    30,000,000
Amounts due to immediate holding company ...................    12,640,906
Amounts due to fellow subsidiaries .........................    10,342,559
                                                               -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES ..................    53,883,465
                                                               -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD ...................       745,423
                                                               ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the period for interest ...................         2,078
                                                               ===========
See accompanying notes to financial statements.

--------------------------------------------------------------------------------

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILITY)

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 3, 1995 (DATE OF REGISTRATION)
TO DECEMBER 31, 1995
--------------------------------------------------------------------------------


1.   GENERAL

     The Company is a limited liability company registered in the People's Republic of China. Its immediate holding company is Hubei KMK Industry & Commence Co., Ltd. and its ultimate holding company is Monkey King Group both are registered in the People's Republic of China.

     The Company's accounting records are maintained in Renminbi ("RMB"), the currency in which majority of the Company's transactions are denominated.


 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The principal accounting policies which have been adopted in preparing these financial statements and which conform with accounting principles generally accepted in Hong Kong are as follows:

     Turnover

     Turnover represents the amount received and receivable for goods sold, net of value-added tax, during the period.

     Revenue recognition

     Sales of goods are recognized when goods are delivered and title has passed.

     Interest income is accrued on a time proportion basis on the principal outstanding and at the rate applicable.

     Fixed assets and deprecitation

     Fixed assets are stated at cost less depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the profit and loss account in the period in which it is incurred. ln situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an additional cost of the fixed asset. When assets are sold or retired, their cost and accumulated depreciation are eliminated from accounts and any gain or loss resulting from their disposal is included in the profit and loss account.

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC  OF CHINA WITH LIMITED LIABILITY)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

     Fixed assets and depreciation - continued

     Depreciation is provided to write off the cost of fixed assets over their estimated useful lives using the straight line method, at the following rates per annum:

     Leasehold buildings                  Over the lease term
     Electric equipment                   5 years
     Furniture and equipment              10 years
     Motor vehicles                       5 years
     Plant and machinery                  10 years

     No depreciation is provided in respect of construction in progress.

     Construction in progress

     Construction in progress is stated at cost which includes all development expenditure and other direct costs attributable to such projects. Costs on completed construction works are transferred to fixed assets.

     Stocks

     Stocks are stated at the lower of cost and net realizable value. Cost, which comprises direct materials and, where applicable, direct labour costs and those overheads that have been incurred in bringing the stocks to their present location and condition, is calculated using the weighted average method. Net realizable value represents the estimated selling price less all further costs to completion and costs to be incurred in selling and distribution.

     Operating leases

     Rentals under operating leases are charged to the proflt and loss account on a straight line basis over the lease terms.

     Foreign currencies

     Transactions in foreign currencies other than Renminbi are translated into Renminbi at the rates ruling on the transactions. Monetary assets and liabilities denominated in foreign currencies other than Renminbi are translated into Renminbi at the rates ruling on the balance sheet date. Profits and losses arising on exchange are dealt with in the profit and loss account.

     Preliminary expenses

     Expenses relating to the Company's formation are charged directly to the profit and loss account when incurred.

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA WITH LIMITED LIABILlTY)


3.   LOSS BEPORE TAXATION

                                                                        RMB

     Loss before taxation has been arrived at after charging:

     Auditors' remuneration                                              --
     Depreciation                                                      653,382
     Directors' remuneration                                             --
     Interest on bank borrowings wbolly repayable within five years    207,290
     Preliminary expenses written off                                   17,155
     Rental paid to immediate holding company                          180,550

     and after crediting:

     Interest income                                                    11,072

     Auditors' remuneration for the period is borne by Heng Fai China Industries Inc. (Note 12).


4.   TAXATION

     No provision for PRC Income Tax has been made in the financial statements as there is no assessable profit for the period.


5.   PIXED ASSETS

                                                                                    Furniture                  Plant
                                       Construction      Leasehold      Electric       and        Motor         and
                                        in progress      buildings      equipment   equipment    vehicles    machinery     Total
                                        -----------      ---------      ---------   ---------    --------    ---------     -----
                                           RMB             RMB            RMB          RMB         RMB          RMB         RMB

    COST
    Acquisition during the
      period and balance at
      December 31, 1995                   16,000        12,713,930       256,243     12,232      331,450     19.055,115  32,384,970

    DEPRECIATION
    Provided for the period
      and balance at
      December 31, 1995                     --            (476,772)      (38,436)    (1,835)     (49,718)       (86,621)   (653,382)
                                          ------        ----------       -------     ------      -------     ----------  ----------
    NET BOOK VALUE
    At December 31, 1995                  16,000        12,237,158       217,807     10,397      281,732     18,968,494  31,731,588
                                          ======        ==========       =======     ======      =======     ==========  ==========

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OP CHINA WITH LIMITED LIABILITY)


6.   STOCKS

                                                                       RMB

     Raw materials                                                 17,148,214
     Work in progress                                                  91,350
     Furnished goods                                                1,432,275
     Consumables                                                      538,484
                                                                   ----------
                                                                   19,210,323
                                                                   ==========


7.   CONTR1BUTED CAPITAL

                                                                       RMB

     Registered and fully paid                                     30,000,000
                                                                   ==========

8.   AMOUNT DUE TO IMMEDIATE HOLDING COMPANY

     The amount is unsecured, interest-free and is repayable on demand. In the opinion of the directors, the amount will not be repaid within the next twelve months and accordingly, the amount is shown as non-current.

9.   AMOUNTS DUE TO PELLOW SUBSIDIARIES

     The amoullts are unsecured, interest-free and are repayable on demand. In the opinion of the directors, the amounts will not be repaid within the next twelve months and according1y, the amounts are shown as non-current.

10.  RELATED PARTY TRANSACTIONS

     Durng the period, the Company had the following transactions with its immediate holding company:

                                                                      RMB

     Purchase of fixed assets                                      31,801,958
     Purchase of stocks                                            21,181,507
     Rental paid                                                      180,550
                                                                   ==========

WUHAN KMK CONTAINERS CO., LTD.
------------------------------
(REGISTERED IN THE PEOPLE'S REPUBLIC OF CHINA W1TH LIMITED LIABILITY)


11.  CAPITAL COMMITMENT

                                                                      RMB

 Contracted for but not provided in the financial statements
   in respect of fixed assets                                        24,000
                                                                     ======

12.  SUBSEQUENT EVENT

     Pursuant to an agreement dated September 4, 1996 signed between the Company's ultimate holding company, Monkey King Group ("MKG"), Worldwide Container Co. ("Worldwide"), a company incorporated in Hong Kong, and Heng Fai China Industries Inc. ("HFCI"), a corporation incorporated in Delaware of the United States of America, Worldwide and HFCI will become the immediate and ultimate holding companies of the Company respectively upon the completion of this agreement.

     Up to the date of this report, the completion of this agreement is still pending upon the approval of PRC authority on the application of change of immediate holding company to Worldwide.

--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                        HENG FAI CHINA INDUSTRIES, INC.
                      PROFORMA CONSOLIDATED BALANCE SHEET
                              AS AT JUNE 30, 1996


                                        HFCI           Wuhan          Total         Pro-Forma            Pro-Forma
                                    Jun 30, 1996    Jun 30, 1996   Jun 30, 1996    Adjustments           Combined
                                        US$              US$           US$       Increase(Decrease)         US$
                                        ---              ---           ---       ------------------         ---

ASSETS

CURRENT ASSETS
Cash and cash equivalents               22,240           21,940         44,180                               44,180
Available for sale securities          417,111             --          417,111                              417,111
Accounts receivable                     40,176             --           40,176                               40,176
Prepaids and other currents assets     111,701          136,847        248,548                              248,548
Inventories                            192,718        2,366,454      2,559,172                            2,559,172
                                     ---------        ---------      ---------                            ---------
                                       783,946        2,525,241      3,309,187                            3,309,187
                                     ---------        ---------      ---------                            ---------
INVESTMENT IN WUHAN                       --               --             --         1,000,000                 --
                                     ---------        ---------      ---------                            ---------
                                                                                    (1,000,000)

PROPERTY, net                          844,057        3,660,585      4,504,642  c   (1,079,944)           3,424,698
PREPAID RENTAL                         101,002             --          101,002                              101,002
                                     ---------        ---------      ---------                            ---------
TOTAL ASSETS                         1,729,005        6,185,826      7,914,831                            6,834,887
                                     =========        =========      =========                            =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                       187,500           95,151        282,651                              282,65l
Bank overdraft                          14,382             --           14,382                               14,382
Short-term borrowings                   96,033        1,249,976      1,346,009                            1,346,009
Margin loan payable                    264,262             --          264,262                              264,262
Interest payable                        37,770             --           37,770                               37,770
Security deposits payable               10,269             --           10,269                               10,269
Accrued expenses                       l04,010             --          104,010                              104,010
Due to related parties                  92,265          101,281        193,546                              193,546
Current portion of mortage              17,324             --           17,324                               17,324
Due in holdings company                   --          1,020,203      1,020,203                            1,020,203
Due to shareholders                       --            701,388        701,388                              701,388
Tax payables                              --             46,478         46,478                               46,478
                                     ---------        ---------      ---------                            ---------
TOTAL CURRENT LIABILITIES              823,815        3,214,477      4,038,292                            4,038,292
                                     ---------        ---------      ---------                            ---------
Mortgages payable                      975,086             --          975,186                              975,086
Long-term payable                       91,415             --           91,415                               91,4l5
Minority interest                         --               --             --    b      891,406              891,406
                                     ---------        ---------      ---------                            ---------
                                     1,066,501             --        1,066,501                            1,957,907
                                     ---------        ---------      ---------                            ---------
STOCKHOLDERS' EQUITY (DEFICIT)
Share capital                          109,595        3,6Ol,44l      3,711,036      (3,601,441)             116,868
                                                                                         7,273
Paid in capital                           --               --             --           992,727              992,727
Contributed surplus                  3,392,546             --        3,392,546                            3,392,546
Unrealized gain (loss) on
  available-for sale securities       (107,665)            --         (107,665)                            (107,665)
Cumulative exchange adjustments          6,968             --            6,968                                6,968
Accumulated deficit                 (3,562,755)        (630,091)    (4,l92,846)        630,091           (3,562,755)
                                     ---------        ---------      ---------                            ---------
Total stockholders' equity            (l61,311)       2,971,349      2,810,038                              838,688
                                     ---------        ---------      ---------                            ---------
Total liabilities and stockholders'
  equity (deficit)                   1,729,005        6,185,826      7,914,831                            6,834,887
                                     =========        =========      =========                            =========


                         HENG FAI CHINA INDUSTRIES INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS PERIOD ENDED JUNE 30, 1996

                                                                                   Pro-Forma          Pro-Forma
                                    HFCI             Wuhan            Total       Adjustments          Combined
                                     US$              US$              US$     Increase(Decrease)        US$
                                     ---              ---              ---     ------------------        ---

REVENUES
Rental income                      169,650             --             169,650                            169,650
Sales                              174,795          103,278           278,073                            278,073
Investment income                   26,276             --              26,276                             26,276
Laundry and interest income          2,981             --               2,981                              2,981
Foreign exchange gain                1,379             --               1,379                              1,379
Other income                          --             34,524            34,524                             34,524
                                 ---------          -------         ---------                          ---------
Total Revenues                     375,081          137,802           512,883                            512,883
                                 ---------          -------         ---------                          ---------


COSTS AND EXPENSES
Cost of sales                      154,338          212,692           367,030                            367,030
Consulting fees                  1,290,395             --           1,290,395                          1,290,395
Interest expenses                   67,037             --              67,037                             67,037
Other administrative expenses      203,480          244,631           448,111   a    (47,244)            400,867
                                 ---------          -------         ---------                          ---------
                                 1,715,250          457,323         2,l72,573                          2,125,329
                                 ---------          -------         ---------                          ---------

Loss before income taxes        (1,340,169)        (319,521)       (1,659,690)                        (1,612,447)
Income taxes                          --               --                --                                 --
Minority interests                    --               --                --     d     95,856              95,856
                                 ---------          -------         ---------                          ---------

NetLoss                         (1,340,169)        (319,521)       (1,659,690)                        (1,516,591)
                                ==========         ========        ==========                         ==========


                         HENG FAI CHINA INDUSTRIES INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                   Pro-Forma          Pro-Forma
                                    HFCI             Wuhan            Total       Adjustments          Combined
                                     US$              US$              US$     Increase(Decrease)        US$
                                     ---              ---              ---     ------------------        ---

REVENUES
Rental income                      347,034             --             347,034                            347,034
Sales                              278,622          479,529           758,151                            758,151
Laundry and interest income          7,918            1,329             9,247                              9,247
                                ----------         --------        ----------                         ----------
Total Revenues                     633,574          480,858         1,114,432                          1,114,432
                                ----------         --------        ----------                         ----------


COSTS AND EXPENSES
Cost of sales                      235,711          500,412           736,123                            736,123
Consulting fees                  1,620,433             --           1,620,433                          1,620,433
Interest expenses                  105,435           24,915           130,350                            130,350
Other administrative expenses      627,774          266,101           893,875   a    (23,140)            870,735
                                ----------         --------        ----------                         ----------
                                 2,589,353          791,428         3,380,781                          3,357,641
                                ----------         --------        ----------                         ----------

Loss before income taxes        (1,955,779)        (310,570)       (2,266,349)                        (2,243,209)
Income taxes                       (16,947)            --             (16,947)                           (16,947)
Minority interests                    --               --                --     d     93,171              93,171
                                ----------         --------        ----------                         ----------

Net income (loss)               (1,972,726)        (310,570)       (2,283,296)                        (2,166,985)
                                ==========         ========        ==========                         ==========


HENG FAI CHINA INDUSTRIES, INC.
NOTES TO UNAUDITED PROFORMA CONDENSED BALANCE SHEET AND
STATEMENT OF OPERATIONS

Notes 1 - Description of proforma adjustments

(a)     To reverse the over-provision of depreciation of the fixed assets.

(b)     To record minority interests in the net assets of Wuhan.

(c) To record the discounts of the historical costs of the acquired assets to their fair values at the acquisition date.

(d)     To record minority interests in the deficit of Wuhan.


Notes 2 - Impact of tax holiday and other tax

Income taxes - No income tax would have been paid by Wuhan since its formation as it would be granted an exemption by the PRC government tax authorities. The income tax laws generally exempt Sino-foreign equity joint ventures enterprises engaged in manufacturing, upon approval by the relevant tax authorities, from state and local taxes for two years starting from the first profitable year of operations, which two-year tax holiday will be followed by a 50% reduction for the next three years. Wuhan will be governed by the Income Tax Law of the People's Republic of China concerning Foreign Investment Enterprises and Foreign Enterprises. Pursuant to these laws, Sino-foreign equity joint venture enterprises generally are subject to an income tax at an effective rate of 33% consisting of a notional tax of 30% and a local tax of 3%.


Notes 3 - Translation into United States Dollars

The financial records of Wuhan are maintained, and its financial statements are expressed, in Renminbi. The translations of Renminbi amounts into US dollars have been made at the rate of Rmb8.33 to US$1, the exchange rate quoted by the Peoples' Bank of China on June 30, 1996. Such translations should not be construed as representations that the amounts could be converted into US dollars at that rate or any other rate.